FIRST AMENDMENT TO PARTICIPATION AGREEMENT

IDS Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated September 1, 1999, as amended, by doing the following:

          The Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the Effective Date of the Agreement.


IDS LIFE INSURANCE COMPANY

By: /s/ Gumer C. Alvero
    ---------------------
        Gumer C. Alvero
        Chairman and Executive Vice President


VARIABLE INSURANCE PRODUCTS FUND

By: /s/ Robert C. Pozen
    -------------------
        Robert C. Pozen
        Senior Vice President


FIDELITY DISTRIBUTORS CORPORATION

By: /s/ Mike Kellogg
    ----------------
        Mike Kellogg
        Executive Vice President

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                                   Schedule A

                   Separate Accounts and Associated Contracts

Name of Separate Account and                    Policy Form Numbers of Contracts
Date Established by Board of Directors          Funded By Separate Account
--------------------------------------          --------------------------------
IDS Life Variable Account 10                    31043-NQ
(established August 23, 1995)                   31044-Q
                                                31045-IRA
                                                31046-NQ
                                                31047-Q
                                                31048-IRA and state variations
                                                thereof

IDS Life Variable Life Separate Account         Variable Universal Life
(October 16, 1985)                              Form No. 30060

                                                Variable Universal Life III
                                                Form No. 30061

                                                Variable Second-To-Die
                                                Form No. 30090

                                                Succession Select -
                                                a Variable Second-To Die
                                                Form No. 30090C